APPOINTMENT AND ACCEPTANCE AGREEMENT

     This Appointment and Acceptance Agreement, dated as of March 3, 1994 (this "Agreement"), is made and entered into by and between Fairfield Communities, Inc., a Delaware corporation (the "Company"), and The First National Bank of Boston, a national banking association ("Bank of Boston").


                               RECITALS





     A. The Company has previously entered into a Rights Agreement, dated as of September 1, 1992 (the "Rights Agreement"), with Society National Bank, as Rights Agent ("Society").

     B. In accordance with Section 21 of the Rights Agreement, the Company has notified Society that it has been removed as Rights Agent (as defined in the Rights Agreement) effective March 28,1994.

     C. The Company desires to appoint Bank of Boston as successor Rights Agent, and Bank of Boston desires to accept such appointment.

     The parties hereto hereby agree as follows:


                         APPOINTMENT AND ACCEPTANCE

     1. Pursuant to Section 21 of the Rights Agreement, the Company hereby appoints Bank of Boston as successor Rights Agent, effective as of the opening of business on March 28, 1994.

     2. Bank of Boston hereby (a) represents and warrants that it meets the qualifications set forth in Section 21 of the Rights Agreement for as a successor Rights Agent and (b) accepts its appointment as successor Rights Agent effective as of the opening of business on March 28, 1994.

     3. In accordance with the terms of Section 21 of the Rights Agreement, effective as of March 28, 1994, Bank of Boston will be vested with the same powers, rights, duties and responsibilities as if Bank of Boston had been originally named as Rights Agent, and Bank of Boston hereby assumes, and agrees, from and after such date, to perform and discharge, all such duties and responsibilities.

     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written.

                                 FAIRFIELD COMMUNITIES, INC.

                                 By: /s/ Marcel J. Dumeny
                                 Name:   Marcel J. Dumeny
                                 Title:  Senior Vice President and Secretary

                                 THE FIRST NATIONAL BANK OF BOSTON

                                 By: /s/ Kenyon Bissell
                                 Name:   Kenyon Bissell
                                 Title:  Administration Manager